LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP Global Select Fund (the “Fund”)

Supplement dated July 7, 2025 to the Summary Prospectus of the Litman Gregory Funds Trust, dated April 29, 2025

Notice to Existing and Prospective Shareholders:

Effective June 30, 2025, Bryan Power is no longer a Portfolio Manager of the iMGP Global Select Fund. All references to Mr. Power with respect to the Fund are hereby removed from the Summary Prospectus.

Effective July 1, 2025, Stephen Atkins, Portfolio Manager, at Polen Capital Management, LLC became a member of the team of portfolio managers managing the iMGP Global Select Fund.

The following information replaces the table entitled “Management” on page 8 of the Summary Prospectus dated April 29, 2025:

Polen Capital Management LLC	Damon Ficklin, Head of Team, Portfolio Manager and Analyst, Large Company Growth	2022

	Stephen Atkins, Portfolio Manager & Analyst, Large Company Growth	July 2025

Please keep this Supplement with your Summary Prospectus.